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008717                                                                 SPECIMEN
NUMBER                                                                   SHARES
NUMERO                                                                  ACTIONS


                                  AGRIUM INC.
            INCORPORATED UNDER THE CANADA BUSINESS CORPORATIONS ACT CONSTITUEE SOUS L'AUTORITE DE LA LOI SUR LES SOCIETES PAR ACTIONS (CANADA)

THIS CERTIFIES THAT - LES PRESENTES ATTESTENT QUE           CUSIP 008916 10 8

                                    SPECIMEN
is the registered holder of - et le porteur inscrit de

                                  AGRIUM INC.

transferable only on the securities register of the Corporation by the holder hereof in person or by his duly authorized attorney upon the surrender of this certificate properly endorsed. This certificate shall not be valid until countersigned by a Transfer Agent and Registrar of the Corporation.

     In Witness Whereof the Corporation has caused this certificate to be signed by its duly authorized officers.


transferables seulement dans le registre des valeurs mobilieres de la Societe par le porteur en personne ou par son fonde de pouvoir durment autorise sur remise de ce certificat regulierement endosse. Ce certificat n'est valide qu'apres avoir ete contresigne par un agent des transferts et agent charge de la tenue des registres de la Societe.

     En foi de quoi la Societe a fait signer le present certificat par ses dirigeants durment autorises.








                                      this

                                       ce                       SPECIMEN

[SIGNATURE]

President and Chief Executive Officer
President et chef de la direction

[SIGNATURE]

General Counsel and Corporate Secretary
Chef du contenfieux et secretaire

THE SHARES OF THE CORPORATION REPRESENTED BY THIS CERTIFICATE HAVE RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS ATTACHED THERETO. THE CORPORATION WILL FURNISH TO THE REGISTERED HOLDER OF THE SHARES REPRESENTED BY THE CERTIFICATE, ON DEMAND AND WITHOUT CHARGE A FULL COPY OF THE TEXT OF THE RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS ATTACHED TO EACH CLASS AND SERIES OF SHARES AUTHORIZED TO BE ISSUED, AND OF THE AUTHORITY OF THE DIRECTORS TO FIX THE RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS OF SUBSEQUENT SERIES.

LES ACTIONS DE LA SOCIETE REPRESENTEES PAR CE CERTIFICAT SONT ASSORTIES DE DROITS, PRIVILEGES, CONDITIONS ET RESTRICTIONS. SUR DEMANDE, LA SOCIETE FOURNIRA SANS FRAIS AU PORTEUR INSCRIT DES ACTIONS REPRESENTEES PAR CE CERTIFICAT UN EXEMPLAIRE DU TEXTE COMPLET DES DROITS, PRIVILEGES, CONDITIONS ET RESTRICTIONS AFFERENTS A CHAQUE CATEGORIE ET A CHAQUE SERIE D'ACTIONS DONT L'EMISSION EST AUTORISEE, ET DE L'AUTORISATION DES ADMINISTRATEURS DE FIXER LES DROITS, PRIVILEGES, CONDITIONS ET RESTRICTIONS AFFERENTS AUX SERIES SUIVANTES.

This certificate is transferable in Calgary, Vancouver, Regina, Winnipeg, Toronto, Montreal, Halifax and New York.

Ce certificat est transferable a Calgary, Vancouver, Regina, Winnipeg, Toronto, Montreal, Halifax et New York.

Countersigned and Registered                                          CALGARY
Contresigne et enregistre                                           VANCOUVER
CIBC MELLON TRUST COMPANY                                              REGINA
COMPAGNE TRUST CIBC MELLON                                           WINNIPEG
Transfer Agent and Registrant                                         TORONTO
Agent des transferts et agent charge de la tenue des registres       MONTREAL
                                                                      HALIFAX
CHASEMELLON SHAREHOLDER SERVICES L.L.C.                              NEW YORK
Co-Transfer Agent and Co-Registrar
Co-agent des transferts et co-agent charge de la tenue des registres

By
Par
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                                      Authorized Officer - Representant autorise

     FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

  POUR VALEUR RECUE, le soussigne vend, cede et transporte par les presentes a


              PLEASE INSERT SOCIAL INSURANCE NUMBER OF TRANSFEREE

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               |                                                |
               |                                                |
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             INDIQUER LE NUMERO D'ASSURANCE SOCIALE DU CESSIONNAIRE


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     (Name and address of transferee)      (nom et adresse du cessionnaire)

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                                                                          shares
-------------------------------------------------------------------------actions registered in the name of the undersigned on the books of the Corporation named on the face of this certificate and represented hereby, and irrevocably constitutes and appoints representees par le present certificat et immatriculees au nom du soussigne dans les livres de la societe dont le nom apparait au recto, et nomme irrevocablement



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the attorney of the undersigned to transfer the said shares on the register of transfers and books of the Corporation with full power of substitution hereunder.

son mandataire pour transferer lesdites actions dans le registre des transferts et dans les livres de la Societe, avec tous les pouvoirs de substitution.

Date: -----------------------------



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            (Signature of Shareholder)  (Signature de l'actionnaire)

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             (Signature of Witness)     (Signature du temoin)

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

AVIS: LA SIGNATURE APPOSEE SUR LA PRESENTE CESSION DOIT CORRESPONDRE EN TOUS POINTS AU NOM PORTE A LA FACE DE CE CERTIFICAT SANS Y RIEN CHANGER, AJOUTER OU RETRANCHER.